UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

JAMESON INNS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-23256	58-2079583
(State or other jurisdiction of incorporated)	(Commission File Number)	(IRS Employer Identification No.)

8 Perimeter Center East, Suite 8050, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 481-0305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

A press release announcing the date the third quarter financial results of the Registrant will be released and a conference call will be held to discuss those results was issued by the Registrant on October 28, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated October 28, 2004, announcing date for third quarter financial results and conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON INNS, INC.
Dated as of October 28, 2004
	By:	Craig R. Kitchin

/s/ Craig R. Kitchin
	Its:	President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated October 28, 2004, issued by the Registrant.